UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 12, 2013 (July 10, 2013)

EMERALD OIL, INC.

(Exact name of registrant as specified in its charter)

Montana	1-35097	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 1360

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 323-0008

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Directors

Lyle Berman and Mike Krzus did not stand for re-election to the board of directors of Emerald Oil, Inc. (the “Company”) at the Company's 2013 Annual Meeting of Stockholders held on July 10, 2013 in Denver, Colorado (the “Annual Meeting”), at which time they ceased to be directors of the Company. The Company expresses its appreciation for their service as directors.

(e) Approval of the Emerald Oil, Inc. Second Amended and Restated 2011 Equity Incentive Plan

At the Annual Meeting, the Company’s shareholders approved the Emerald Oil, Inc. Second Amended and Restated 2011 Equity Incentive Plan (the “Plan”). A description of the material terms and conditions of the Plan is set forth on pages 36-43 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 7, 2013 (File No. 001-35097) and is incorporated herein by reference. The description of the Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting for the purpose of voting on the following four proposals. As of June 10, 2013, the record date, there were 42,485,258 shares of Common Stock and 5,114,633 shares of Series B Voting Preferred Stock entitled to vote at the Annual Meeting (except for Proposal 2, on which the Series B Voting Preferred Stock was not entitled to vote).

Proposal 1—Election of Directors

The first of those proposals related to the election of five individuals to serve as directors of the Company for one-year terms expiring in 2014. The five directors elected and the tabulation of votes (both in person and by proxy) for this proposal were as follows:

Nominees for Directors	Votes For	Votes Withheld	Broker Non-Votes
Duke R. Ligon	28,783,596	5,215,250	9,167,618
James Russell (J.R.) Reger	32,841,087	1,157,759	9,167,618
McAndrew Rudisill	33,049,403	949,443	9,167,618
Seth Setrakian	29,151,157	4,847,689	9,167,618
Daniel L. Spears	28,372,577	5,626,269	9,167,618

Proposal 2—Approval of Payment of Certain Dividends on Series A Perpetual Preferred Stock

The second proposal related to shareholder authorization to allow the Company, at the Company’s option, to pay dividends prior to April 1, 2015 on the Company’s outstanding shares of Series A Perpetual Preferred Stock by the issuance of (i) additional shares of Series A Perpetual Preferred Stock valued at the same value as the initial per share purchase price of the Series A Perpetual Preferred Stock and (ii) an additional warrant to purchase additional shares of the Company’s common stock, which was approved:

Votes For	Votes Against	Abstentions	Broker Non-Vote
27,161,211	1,682,951	40,051	9,167,618

Proposal 3—Approval of Second Amended and Restated 2011 Equity Incentive Plan

The third proposal related to the adoption of the Plan, which was approved:

Votes For	Votes Against	Abstentions	Broker Non-Vote
22,618,473	11,341,096	39,277	9,167,618

Proposal 4—Ratification of BDO USA, LLP

The fourth proposal related to the ratification of the appointment of BDO USA, LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013, which was approved:

Votes For	Votes Against	Abstentions	Broker Non-Vote
42,920,479	170,659	75,326	0

Item 9.01. Exhibits.

(d) Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Exhibit Description
10.1	Emerald Oil, Inc. Second Amended and Restated 2011 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD OIL, INC.

Date: July 12, 2013	By: /s/ Mitchell R. Thompson
Mitchell R. Thompson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Exhibit Description
10.1	Emerald Oil, Inc. Second Amended and Restated 2011 Equity Incentive Plan